Exhibit 99.2

SUPPLEMENTAL ANALYST PACKAGE 1Q 2014 April 22, 2014

Title: Table of Contents

FINANCIAL highlights $ in thousands, except share and per share data Market capitalization is calculated based on a common share price of $37.35 and $32.21 as of March 31, 2014 and December 31, 2013, respectively, and fully diluted common shares totaling 106,944,474 and 106,727,855 as of March 31, 2014 and December 31, 2013, respectively.Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and Adjusted Interest Expense of $349.7 million and $99.5 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $9.3 million and negative $0.8 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented.  Adjusted Interest Expense includes $9.6 million of interest capitalized for GAAP purposes and excludes $13.5 million of amortization of net debt premiums related to mortgage loans assumed in connection with acquisitions.

CONSOLIDATED BALANCE SHEETS $ in thousands March 31, 2014 December 31, 2013 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 5,240,032 $ 5,199,008 $ Wholly-owned property held for sale - 14,408 On-campus participating properties, net 83,710 73,456 Investments in real estate, net 5,323,742 5,286,872 Cash and cash equivalents 31,211 38,751 Restricted cash 36,163 35,451 Student contracts receivable, net 8,004 9,238 Other assets 221,595 227,728 Total assets 5,620,715 $ 5,598,040 $ Liabilities and equity Liabilities: Secured mortgage, construction and bond debt 1,432,387 $ 1,507,216 $ Secured agency facility 87,750 87,750 Unsecured notes 398,750 398,721 Unsecured term loans 600,000 600,000 Unsecured revolving credit facility 271,700 150,700 Accounts payable and accrued expenses 49,861 65,088 Other liabilities 113,176 110,036 Total liabilities 2,953,624 2,919,511 Redeemable noncontrolling interests 52,813 47,964 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,043 1,043 Additional paid in capital 3,011,951 3,017,631 Accumulated earnings and dividends (401,983) (392,338) Accumulated other comprehensive loss (2,428) (1,435) 2,608,583 2,624,901 Noncontrolling interests - partially owned properties 5,695 5,664 Total equity 2,614,278 2,630,565 Total liabilities and equity 5,620,715 $ 5,598,040

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME Unaudited, $ in thousands, except share and per share data 3 2014 2013 $ Change Revenues Wholly-owned properties 171,950 $ 152,275 $ 19,675 $ On-campus participating properties 8,188 8,102 86 Third-party development services 187 479 (292) Third-party management services 1,985 1,709 276 Resident services 873 597 276 Total revenues 183,183 163,162 20,021 Operating expenses Wholly-owned properties 75,808 66,057 9,751 On-campus participating properties 2,482 2,504 (22) Third-party development and management services 2,786 2,306 480 General and administrative 4,374 3,806 568 Depreciation and amortization 48,175 45,602 2,573 Ground/facility leases 1,563 1,203 360 Total operating expenses 135,188 121,478 13,710 Operating income 47,995 41,684 6,311 Nonoperating income and (expenses) Interest income 1,031 426 605 Interest expense (21,090) (17,411) (3,679) Amortization of deferred financing costs (1,499) (1,311) (188) Other nonoperating expense - (2,800) 2,800 Total nonoperating expenses (21,558) (21,096) (462) Income before income taxes and discontinued operations 26,437 20,588 5,849 Income tax provision (290) (255) (35) Income from continuing operations 26,147 20,333 5,814 Discontinued operations (Loss) income attributable to discontinued operations (123) 2,048 (2,171) Gain from disposition of real estate 2,843 - 2,843 Total discontinued operations 2,720 2,048 672 Net income 28,867 22,381 6,486 Net income attributable to noncontrolling interests (469) (791) 322 Net income attributable to American Campus Communities, Inc. and Subsidiaries 28,398 $ 21,590 $ 6,808 $ Other comprehensive (loss) income Change in fair value of interest rate swaps (993) 813 (1,806) Comprehensive income 27,405 $ 22,403 $ 5,002 $ Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders Basic and diluted 0.27 $ 0.20 $ Weighted-average common shares outstanding Basic 104,821,669 104,697,433 Diluted 105,525,765 105,364,769

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

Unaudited, $ in thousands, except share and per share data

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended March 31,		
	2014	2013	$ Change
Net income attributable to American Campus Communities, Inc. and Subsidiaries	$ 28,398	$ 21,590	$ 6,808
Noncontrolling interests[1]	469	382	87
Gain from disposition of real estate	(2,843)	-	(2,843)
Real estate related depreciation and amortization	47,768	46,530	1,238
Funds from operations ("FFO")	**73,792**	**68,502**	**5,290**
Elimination of operations of on-campus participating properties			
Net income from on-campus participating properties	(2,871)	(2,654)	(217)
Amortization of investment in on-campus participating properties	(1,212)	(1,174)	(38)
	69,709	64,674	5,035
Modifications to reflect operational performance of on-campus participating properties			
Our share of net cash flow[2]	627	539	88
Management fees	375	376	(1)
On-campus participating properties development fees[3]	237	-	237
Impact of on-campus participating properties	1,239	915	324
Non-cash litigation settlement expense[4]	-	2,800	(2,800)
Funds from operations-modified ("FFOM")	**$ 70,948**	**$ 68,389**	**$ 2,559**
FFO per share - diluted	**$ 0.69**	**$ 0.64**	
FFOM per share - diluted	**$ 0.66**	**$ 0.64**	
Weighted average common shares outstanding - diluted	**106,868,612**	**106,611,973**	

1. Excludes $0 and $0.4 million for the three months ended March 31, 2014 and 2013, respectively, of income attributable to the noncontrolling partner in The Varsity, a property purchased in December 2011 from a seller that retained a 20.5% noncontrolling interest in the property. Effective July 1, 2013, the company acquired the noncontrolling partner's interest and now owns 100% of the property.
2. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.
3. Represents development and construction management fees related to the West Virginia University on-campus participating property, which is currently under construction and scheduled for completion in August 2014. Although the company is including this project in its consolidated financial statements for accounting purposes, similar to our other on-campus participating properties, we view the economic benefit of such properties as limited to the development/construction management fees, property management fees and the 50% share of net cash flow that we receive. As such, for purposes of calculating FFOM, we are recognizing the fees received for this project similar to other third-party development projects.
4. On April 22, 2013, the company acquired a note and subrogation rights from National Public Finance Guarantee Corporation (formerly known as MBIA Insurance Corp. of Illinois) for an aggregate of $52.8 million, which are secured by a lien on, and the cash flows from, two student housing properties in close proximity to the University of Central Florida and currently under a ground lease with the UCF Foundation. The instruments carry an interest rate of 5.123 percent. The acquisition facilitated the settlement of litigation related to a third-party management agreement for the properties with a GMH entity that was acquired by the company's 2008 merger with GMH. The acquisition resulted in a non-cash settlement charge of $2.8 million to reflect the fair market valuation of the instruments. Management believes it is appropriate to exclude this non-cash charge from FFOM in order to more accurately present the operating results of the company on a comparative basis during the periods presented.

AMERICAN CAMPUS COMMUNITIES | 4

WHOLLY-OWNED PROPERTIES RESULTS OF OPERATIONS[1]

$ in thousands

	Three Months Ended March 31,			
	2014	2013	$ Change	% Change
Wholly-owned properties revenues				
Same store properties	$ 153,687	$ 152,797	$ 890	**0.6%**
New properties	19,136	75	19,061	
Total revenues[2]	**$ 172,823**	**$ 152,872**	**$ 19,951**	**13.1%**
Wholly-owned properties operating expenses				
Same store properties	$ 67,744	$ 66,040	$ 1,704	**2.6%**
New properties	8,064	17	8,047	
Total operating expenses	**$ 75,808**	**$ 66,057**	**$ 9,751**	**14.8%**
Wholly-owned properties net operating income				
Same store properties	$ 85,943	$ 86,757	$ (814)	**-0.9%**
New properties	11,072	58	11,014	
Total net operating income	**$ 97,015**	**$ 86,815**	**$ 10,200**	**11.7%**

Note: The same store grouping above represents properties owned or operated for the entire comparative periods presented. The first quarter same store grouping includes properties purchased or developed prior to January 1, 2013.

1. Excludes (1) Hawks Landing – sold in February 2014, (2) University Mills - sold in November 2013, (3) Campus Ridge - sold in October 2013 and (4) State College Park, University Pines, Northgate Lakes, and The Village at Blacksburg - sold in July 2013. These sold properties are classified within discontinued operations on the accompanying consolidated statements of comprehensive income.
2. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income.

AMERICAN CAMPUS COMMUNITIES | 5

SEASONALITY OF OPERATIONS[1]

$ in thousands, except for per bed amounts

	Three Months Ended					
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	Total/Weighted Average-Last 12 Months
2014 annual same store properties						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 587	$ 580	$ 552	$ 590	$ 589	$ 578
Other income per occupied bed per month[2]	44	48	63	43	45	50
Total revenue per occupied bed	**$ 631**	**$ 628**	**$ 615**	**$ 633**	**$ 634**	**$ 628**
Average number of owned beds	83,530	83,537	83,537	83,537	83,537	83,537
Average physical occupancy for the quarter	96.6%	92.5%	94.2%	96.8%	96.8%	95.1%
Total revenue	$ 152,797	$ 145,675	$ 145,282	$ 153,621	$ 153,687	$ 598,265
Property operating expenses	66,040	68,874	83,451	66,300	67,744	286,369
Net operating income	$ 86,757	$ 76,801	$ 61,831	$ 87,321	$ 85,943	$ 311,896
Operating margin	*56.8%*	*52.7%*	*42.6%*	*56.8%*	*55.9%*	*52.1%*
2014 new store properties[3]						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ -	$ -	$ 697	$ 755	$ 760	$ 749
Other income per occupied bed per month[2]	-	-	58	75	101	84
Total revenue per occupied bed	**$ -**	**$ -**	**$ 755**	**$ 830**	**$ 861**	**$ 833**
Average number of owned beds	-	-	3,297	7,284	7,670	4,563
Average physical occupancy for the quarter	-	-	75.4%	97.4%	96.6%	93.1%
Total revenue	$ 75	$ 356	$ 5,631	$ 17,680	$ 19,136	$ 42,803
Property operating expenses	17	49	3,385	8,677	8,064	20,175
Net operating income	$ 58	$ 307	$ 2,246	$ 9,003	$ 11,072	$ 22,628
Operating margin	*N/A*	*N/A*	*39.9%*	*50.9%*	*57.9%*	*52.9%*
ALL PROPERTIES						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 587	$ 580	$ 558	$ 604	$ 603	$ 587
Other income per occupied bed per month[2]	45	50	62	45	50	52
Total revenue per occupied bed	**$ 632**	**$ 630**	**$ 620**	**$ 649**	**$ 653**	**$ 639**
Average number of owned beds	83,530	83,537	86,834	90,821	91,207	88,100
Average physical occupancy for the quarter	96.6%	92.5%	93.5%	96.9%	96.8%	95.0%
Total revenue	$ 152,872	$ 146,031	$ 150,913	$ 171,301	$ 172,823	$ 641,068
Property operating expenses	66,057	68,923	86,836	74,977	75,808	306,544
Net operating income	$ 86,815	$ 77,108	$ 64,077	$ 96,324	$ 97,015	$ 334,524
Operating margin	*56.8%*	*52.8%*	*42.5%*	*56.2%*	*56.1%*	*52.2%*

Note: The same store grouping above includes properties owned or operating for the entire year ended December 31, 2013 (i.e. properties purchased or developed on or prior to December 31, 2012.)

1. Excludes sold properties. All such properties are included in discontinued operations on the accompanying consolidated statements of comprehensive income.
2. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc.
3. Includes the following properties opened or acquired in 2013: 7th Street Station, U Club on Woodward Phase II (formerly referred to as The Plaza Apartments and currently undergoing redevelopment activities), Townhomes at Newtown Crossing, The Lodges of East Lansing Phase II, Park Point, U Centre at Fry Street, Cardinal Towne and 7 properties that completed construction and opened for operations in August and September 2013. Also includes Boulder Outlook acquired in 2014 and The Plaza on University, acquired in July 2011, which is currently undergoing redevelopment activities.

AMERICAN CAMPUS COMMUNITIES | 6

PORTFOLIO OVERVIEW
Summary

Property Type	Units	Beds	Physical Occupancy at March 31, 2014	2013
Q1 2014 Same Store Wholly-owned Properties[1]	**27,055**	**83,537**	**96.8%**	**96.6%**
New Wholly-owned Properties				
New Development Deliveries[2]	1,377	4,919	96.6%	n/a
New Acquisition Properties[3]	831	2,392	100.5%	n/a
Subtotal - New Wholly-owned Properties	**2,208**	**7,311**	**97.9%**	**n/a**
Total - Wholly-owned Properties	**29,263**	**90,848**	**96.9%**	**96.6%[4]**
On-campus Participating Properties	**1,863**	**4,519**	**96.3%**	**95.6%**

Note: The same store grouping above includes all properties in the same store grouping for the first quarter 2014. This represents properties purchased or developed prior to January 1, 2013.

1. Excludes properties sold in 2013 and 2014.
2. Includes 7 wholly-owned properties that completed construction and opened for operations in August and September 2013. Also includes 1) Townhomes at Newtown Crossing, a property subject to a pre-sale agreement that completed construction in August 2013 and was purchased by the company in September 2013 and 2) The Lodges of East Lansing Phase II, a property subject to a pre-sale agreement that completed construction and was purchased by the company in July 2013.
3. Includes the following properties: 1) 7th Street Station in Corvallis, OR - acquired in July 2013, 2) Park Point in Rochester, NY - acquired in October 2013, 3) Cardinal Towne in Louisville, KY - acquired in November 2013 and 4) U Centre at Fry Street in Denton, TX - acquired in November 2013. Does not include U Club on Woodward Phase II, formerly referred to as The Plaza Apartments, in Tallahassee, FL, which was acquired in August 2013. The company is currently vacating tenants from this property in preparation for redevelopment activities that are expected to commence in the second or third quarter 2014.
4. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year occupancy.

AMERICAN CAMPUS COMMUNITIES | 7

2014/2015 LEASING STATUS

Wholly-owned properties – summary

Applications + Leases	Current Year: Applications + Leases[1]	Current Year: Rentable Beds[2]	Current Year: % of Rentable Beds	Prior Year: % of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]
Q4 2014 Same Store Wholly-owned Properties	71,968	87,663	82.1%	74.8%	88,765	96.8%
New Wholly-owned Properties	5,108	5,622	90.9%	n/a	5,656	n/a
Total - Wholly-owned Properties	77,076	93,285	82.6%	74.8%[4]	94,421	96.8%[4]

Leases	Current Year: Leases[1]	Current Year: Rentable Beds[2]	Current Year: % of Rentable Beds	Prior Year: % of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[5]	Current Projected Rate Increase[5]
Q4 2014 Same Store Wholly-owned Properties	64,953	87,663	74.1%	68.2%	88,765	96.8%	2.0%	2.1%
New Wholly-owned Properties	4,780	5,622	85.0%	n/a	5,656	n/a	n/a	n/a
Total - Wholly-owned Properties	69,733	93,285	74.8%	68.2%[4]	94,421	96.8%[4]	2.0%	2.1%

Note: The same store grouping presented above represents properties that will be classified as same store properties during the fourth quarter 2014 (the first full quarter of operations in the 2014/2015 academic year.) This same store grouping is presented for purposes of disclosing the pre-leasing status for the upcoming 2014/2015 academic year, which will have a significant effect on our results of operations for the year ended December 31, 2015. The fourth quarter 2014 same store grouping includes the annual 2014 same store properties presented on pages 5 and 7, plus an additional 9 properties and an additional phase at an existing property containing 5,228 beds that completed construction or were acquired in the second or third quarter 2013.

1. As of April 18, 2014 for current year and April 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2013 occupancy.
5. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES | 8

2014/2015 LEASING STATUS

Q4 2014 same store properties with final fall 2013 occupancy of 98% or greater

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
1.	University Crossings-Philadelphia, PA (ACE)®	786	1,005	78.2%	99.8%	1,016	99.3%	16.2%	16.2%
2.	601 Copeland-Tallahassee, FL	281	278	101.1%	100.4%	283	99.3%	13.0%	13.1%
3.	26 West-Austin, TX	1,008	1,013	99.5%	99.6%	1,026	99.5%	4.8%	5.4%
4.	Chestnut Square-Philadelphia, PA (ACE)	845	848	99.6%	101.8%	861	99.3%	4.2%	5.4%
5.	7th Street Station-Corvallis, OR	208	305	68.2%	n/a	309	100.0%	5.0%	5.0%
6.	The Callaway House Austin & The Penthouse at Callaway-Austin, TX	734	740	99.2%	96.6%	753	99.5%	5.0%	4.9%
7.	2nd Ave Centre-Gainesville, FL	860	860	100.0%	99.5%	868	99.5%	4.3%	4.8%
8-9.	Vintage and Texan West Campus-Austin TX	306	311	98.4%	99.7%	311	98.7%	3.9%	4.7%
10.	The Callaway House-College Station, TX	549	527	104.2%	104.2%	538	103.9%	4.3%	4.3%
11.	U Club Cottages-Baton Rouge, LA	295	303	97.4%	99.3%	308	99.0%	2.1%	4.3%
12.	Lofts54-Champaign, IL	171	172	99.4%	90.1%	172	100.0%	3.1%	4.0%
13.	West 27th Place-Los Angeles, CA	418	471	88.7%	95.1%	475	104.0%	4.0%	4.0%
14-15.	Willowtree Apartments and Towers-Ann Arbor, MI	841	845	99.5%	99.1%	851	99.3%	3.8%	4.0%
16.	Avalon Heights-Tampa Bay, FL	751	748	100.4%	77.9%	754	100.0%	3.5%	4.0%
17.	University Pointe at College Station-Portland, OR (ACE)[5]	537	960	55.9%	35.7%	978	98.8%	3.3%	3.9%
18.	The Cottages of Durham-Durham, NH	605	607	99.7%	81.4%	619	98.1%	2.4%	3.9%
19.	University Heights-Birmingham, AL	466	520	89.6%	63.3%	528	99.4%	3.4%	3.8%
20.	University Oaks-Columbia, SC	651	655	99.4%	98.9%	662	99.1%	3.3%	3.7%
21.	U Club Townhomes on Marion Pugh-College Station, TX	629	633	99.4%	99.4%	640	99.4%	3.5%	3.6%
22.	The Townhomes at Newtown Crossing-Lexington, KY	587	602	97.5%	101.0%	608	99.0%	3.5%	3.5%
23.	University Heights-Knoxville, TN	626	627	99.8%	95.4%	636	98.9%	3.2%	3.5%
24.	University Village at Boulder Creek-Boulder, CO	298	300	99.3%	99.0%	309	98.7%	3.1%	3.4%
25.	U Club on Woodward-Tallahassee, FL	439	443	99.1%	100.2%	448	99.1%	3.0%	3.4%
26.	The Edge-Charlotte, NC	623	713	87.4%	99.9%	720	99.4%	3.4%	3.4%
27.	University Edge-Kent, OH	597	600	99.5%	99.7%	608	99.3%	3.1%	3.3%
28.	The Cottages of Baton Rouge-Baton Rouge, LA	1,071	1,272	84.2%	92.1%	1,290	98.8%	1.0%	3.2%
29.	City Parc at Fry Street-Denton, TX	287	412	69.7%	50.5%	418	98.3%	2.8%	3.1%
30.	Villas on Rensch-Amherst, NY	533	602	88.5%	92.5%	610	99.0%	2.9%	3.1%
31.	The Province-Rochester, NY	552	808	68.3%	62.7%	816	100.7%	3.0%	3.0%
32.	Hilltop Townhomes-Flagstaff, AZ (ACE)	565	569	99.3%	99.1%	576	99.3%	2.9%	3.0%
33.	University View-Prairie View, TX (ACE)[5]	330	330	100.0%	60.9%	336	100.0%	3.0%	3.0%
34.	University Village Northwest-Prairie View, TX (ACE)[5]	141	142	99.3%	71.1%	144	100.0%	3.0%	3.0%
35.	Garnet River Walk-West Colombia, SC	428	471	90.9%	78.8%	476	98.7%	2.7%	2.9%
36.	Sunnyside Commons-Morgantown, WV	159	161	98.8%	100.6%	161	100.6%	3.0%	2.9%
37.	Callaway Villas-College Station, TX	596	691	86.3%	86.0%	704	99.7%	2.8%	2.8%
38.	Forest Village and Woodlake-Columbia, MO	502	694	72.3%	82.1%	704	98.9%	2.8%	2.8%
39.	Chauncey Square-West Lafayette, IN	300	381	78.7%	95.8%	386	99.0%	3.5%	2.8%
40.	Union-Waco, TX	80	117	68.4%	90.6%	120	98.3%	2.9%	2.8%
41.	University Gables-Murfreesboro, TN	393	638	61.6%	41.7%	648	98.5%	2.7%	2.7%
42.	University Greens-Norman, OK	329	511	64.4%	93.7%	516	99.0%	3.0%	2.6%
43.	Landmark-Ann Arbor, MI	600	596	100.7%	83.9%	606	98.8%	2.4%	2.6%
44.	The Suites-Flagstaff, AZ (ACE)	383	535	71.6%	78.9%	550	99.5%	2.9%	2.6%

1. As of April 18, 2014 for current year and April 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.

AMERICAN CAMPUS COMMUNITIES | 9

2014/2015 LEASING STATUS

Q4 2014 same store properties with final fall 2013 occupancy of 98% or greater, continued

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
45.	Villas at Chestnut Ridge-Amherst, NY	448	545	82.2%	80.4%	552	99.1%	2.6%	2.6%
46.	The Province-Louisville, KY	591	849	69.6%	46.7%	858	99.1%	2.2%	2.5%
47.	The Estates-Gainesville, FL	622	1,030	60.4%	75.8%	1,044	98.9%	2.9%	2.5%
48.	Villas on Sycamore-Huntsville, TX	426	673	63.3%	64.2%	680	99.4%	2.5%	2.5%
49-51.	University Village-Tallahassee, FL	591	710	83.2%	99.7%	716	99.4%	2.5%	2.5%
52.	Tower at Third-Champaign, IL	282	368	76.6%	83.2%	375	98.4%	2.5%	2.5%
53.	U Club on Frey-Kennesaw, GA	259	454	57.0%	99.1%	456	98.7%	2.0%	2.5%
54.	The Province-Tampa, FL	646	938	68.9%	51.9%	947	99.6%	2.2%	2.5%
55.	Grindstone Canyon-Columbia, MO	323	378	85.4%	83.1%	384	99.5%	2.4%	2.4%
56.	University Crescent-Baton Rouge, LA	406	604	67.2%	72.8%	612	98.5%	2.3%	2.3%
57-59.	The Summit & Jacob Heights-Mankato, MN	810	920	88.0%	60.2%	930	98.2%	1.6%	2.2%
60.	The View-Lincoln, NE	384	583	65.9%	84.9%	590	100.0%	3.6%	2.1%
61.	Campustown-Ames, IA	1,169	1,209	96.7%	71.7%	1,217	99.8%	2.6%	2.1%
62.	Raiders Crossing-Murfreesboro, TN	142	274	51.8%	36.1%	276	98.9%	2.1%	2.1%
63.	Nittany Crossing-State College, PA	654	676	96.7%	91.4%	684	98.8%	2.0%	2.0%
64.	The Highlands-Reno, NV	343	723	47.4%	56.8%	732	99.7%	2.7%	2.0%
65.	Burbank Commons-Baton Rouge, LA	309	524	59.0%	34.4%	532	98.9%	1.9%	1.9%
66.	University Village at Sweethome-Amherst, NY	508	818	62.1%	41.4%	828	99.6%	1.9%	1.9%
67.	University Commons-Minneapolis, MN	445	470	94.7%	65.3%	480	115.8%	1.5%	1.8%
68.	Aggie Station-Bryan, TX	430	442	97.3%	74.7%	450	100.0%	1.8%	1.8%
69.	Newtown Crossing-Lexington, KY	685	936	73.2%	86.5%	942	99.2%	2.4%	1.6%
70.	The Varsity-College Park, MD	426	891	47.8%	54.4%	901	99.4%	2.4%	1.5%
71.	University Club Apartments-Gainesville, FL	369	371	99.5%	55.0%	376	98.9%	1.1%	1.5%
72.	University Walk-Charlotte, NC	341	474	71.9%	86.5%	480	99.0%	1.7%	1.0%
73.	Campus Trails-Starkville, MS	333	474	70.3%	83.5%	480	98.3%	2.5%	1.0%
74.	Sanctuary Lofts-San Marcos, TX	311	482	64.5%	65.8%	487	98.2%	-1.1%	1.0%
75.	University Village-Sacramento, CA	196	383	51.2%	64.8%	394	102.5%	1.8%	1.0%
76.	Campus Edge on UTA Boulevard-Arlington, TX	277	483	57.3%	62.7%	488	99.6%	0.7%	1.0%
77.	GrandMarc Seven Corners-Minneapolis, MN	329	434	75.8%	70.7%	440	119.8%	0.8%	0.8%
78.	Stone Gate-Harrisonburg, VA	661	667	99.1%	99.6%	672	99.1%	0.6%	0.7%
79.	Olde Towne University Square-Toledo, OH	394	542	72.7%	90.1%	550	100.2%	0.3%	0.3%
80.	Lions Crossing-State College, PA	487	689	70.7%	62.8%	696	98.6%	-1.6%	0.0%
81.	Campus Corner-Bloomington, IN	511	788	64.8%	80.3%	796	99.1%	-0.8%	-0.8%
82.	Peninsular Place-Ypsilanti, MI	204	466	43.8%	52.9%	478	99.0%	-1.2%	-1.2%
83.	The Outpost-San Marcos, TX	244	480	50.8%	64.0%	486	99.2%	-2.1%	-2.1%
84.	The Edge-Orlando, FL	486	920	52.8%	47.8%	930	98.9%	0.0%	-2.6%
85.	The Village at Alafaya Club-Orlando, FL	336	828	40.6%	47.5%	839	98.7%	1.6%	-3.2%
86.	The Village at Science Drive-Orlando, FL	433	724	59.8%	62.3%	732	98.0%	0.0%	-4.5%
87.	Royal Lexington-Lexington, KY	148	364	40.7%	100.0%	364	100.0%	-4.6%	-6.0%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy of 98% or Greater	**38,319**	**48,600**	**78.8%**	**77.9%[5]**	**49,216**	**99.6%**	**2.8%**	**2.8%**

1. As of April 18, 2014 for current year and April 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds.

AMERICAN CAMPUS COMMUNITIES | 10

2014/2015 LEASING STATUS

Q4 2014 same store properties with final fall 2013 occupancy between 95% and 98%

AMERICAN CAMPUS COMMUNITIES

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
1.	The Enclave-Bowling Green, OH	355	469	75.7%	42.7%	480	96.9%	3.6%	3.9%
2.	922 Place-Tempe, AZ	457	461	99.1%	44.5%	468	95.1%	3.3%	3.6%
3.	University Manor-Greenville, NC	567	594	95.5%	56.4%	600	97.3%	2.5%	3.2%
4.	RAMZ Apts on Broad-Richmond, VA	137	170	80.6%	45.9%	172	96.5%	2.5%	3.2%
5.	Royal Village-Gainesville, FL	411	441	93.2%	98.2%	448	97.8%	2.9%	3.1%
6.	Manzanita-Tempe, AZ (ACE)□	812	812	100.0%	62.1%	816	96.7%	3.0%	3.0%
7.	Barrett Honors College-Tempe, AZ (ACE)[5]	1,225	1,715	71.4%	75.9%	1,721	97.7%	3.0%	3.0%
8.	The Lofts at Capital Garage-Richmond, VA	125	144	86.8%	54.2%	144	97.2%	2.7%	2.8%
9.	University Place-Charlottesville, VA	152	520	29.2%	29.2%	528	95.3%	2.6%	2.6%
10.	River Mill-Athens, GA	315	456	69.1%	68.2%	461	96.7%	2.6%	2.6%
11.	University Village-Philadelphia, PA	356	735	48.4%	45.3%	749	96.9%	2.6%	2.5%
12.	Aztec Corner-San Diego, CA	592	599	98.8%	65.7%	606	97.9%	2.0%	2.4%
13.	Abbott Place-East Lansing, MI	636	642	99.1%	63.7%	654	97.9%	1.4%	2.2%
14.	25Twenty-Lubbock, TX	404	550	73.5%	67.6%	562	95.6%	2.1%	2.1%
15.	Bishops Square-San Marcos, TX	227	312	72.8%	94.9%	315	97.1%	2.1%	2.1%
16.	Casas del Rio-Albuquerque, NM (ACE)	451	1,000	45.1%	59.7%	1,028	95.3%	1.0%	2.0%
17.	The Centre-Kalamazoo, MI	481	694	69.3%	57.6%	700	96.9%	1.7%	2.0%
18-19.	5 Twenty Four & 5 Twenty Five Angliana-Lexington, KY	806	1,048	76.9%	83.8%	1,060	96.2%	2.0%	2.0%
20.	Eagles Trail-Hattiesburg, MS	302	781	38.7%	35.2%	792	97.7%	1.9%	1.9%
21.	The Woods at Greenland-Murfreesboro, TN	182	272	66.9%	42.6%	276	97.8%	1.8%	1.8%
22.	309 Green-Champaign, IL	407	416	97.8%	56.3%	416	97.1%	1.3%	1.6%
23-24.	University Club Townhomes-Tallahassee, FL	407	728	55.9%	46.4%	736	96.3%	1.2%	1.2%
25.	Uptown Apartments-Denton, TX	263	522	50.4%	55.4%	528	95.1%	1.8%	1.0%
26.	Chapel View-Chapel Hill, NC	190	349	54.4%	61.3%	358	97.2%	2.1%	0.8%
27.	The Cottages of Columbia-Columbia, MO	337	502	67.1%	71.1%	513	97.3%	0.3%	0.3%
28-29.	Villas at Vista del Sol & Vista del Sol-Tempe, AZ (ACE)	2,214	2,233	99.1%	56.1%	2,266	96.6%	-0.4%	-0.8%
30.	Chapel Ridge-Chapel Hill, NC	300	535	56.1%	72.1%	544	96.5%	1.8%	-1.6%
31.	The Club-Athens, GA	263	475	55.4%	68.2%	480	95.0%	-0.5%	-3.4%
32.	University Meadows-Mt. Pleasant, MI	360	606	59.4%	89.4%	616	97.7%	-1.2%	-4.5%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy Between 95% and 98%	**13,734**	**18,781**	**73.1%**	**61.8%**	**19,037**	**96.7%**	**1.7%**	**1.5%**

1. As of April 18, 2014 for current year and April 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.

AMERICAN CAMPUS COMMUNITIES | 11

2014/2015 LEASING STATUS

Q4 2014 same store properties with final fall 2013 occupancy less than 95%

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
1.	University Centre-Newark, NJ	305	830	36.7%	47.8%	838	88.3%	-6.2%	9.0%
2.	The Castilian-Austin, TX	343	612	56.0%	44.3%	623	71.6%	3.5%	8.2%
3.	Pirates Place Townhomes-Greenville, NC	271	524	51.7%	45.8%	528	93.4%	2.7%	2.8%
4.	The Commons-Harrisonburg, VA	192	523	36.7%	40.9%	528	81.4%	6.1%	2.0%
5.	The Village on Sixth Avenue-Huntington, WV	438	745	58.8%	48.7%	752	94.4%	1.6%	1.6%
6-7.	College Club Townhomes-Tallahassee, FL	241	533	45.2%	52.7%	544	89.3%	0.8%	1.5%
8.	The Block-Austin, TX	1,368	1,555	88.0%	83.2%	1,555	94.5%	2.0%	1.5%
9.	The Province-Greensboro, NC	533	691	77.1%	47.5%	696	88.4%	1.5%	1.5%
10.	Campus Way-Tuscaloosa, AL	402	671	59.9%	60.4%	680	94.4%	1.2%	1.2%
11.	Casa de Oro-Glendale, AZ (ACE)□	321	348	92.2%	31.0%	365	58.9%	1.1%	1.1%
12.	University Pointe-Lubbock, TX	470	676	69.5%	57.4%	682	91.8%	0.4%	1.0%
13.	The Province-Dayton, OH	226	650	34.8%	42.3%	657	92.2%	1.7%	0.9%
14.	The Retreat-San Marcos, TX	522	772	67.6%	49.9%	780	92.7%	0.5%	0.7%
15.	U Club Townhomes at Overton Park-Lubbock, TX	298	440	67.7%	58.9%	448	92.0%	0.2%	0.5%
16.	Icon Plaza-Los Angeles, CA	143	247	57.9%	58.6%	253	92.5%	1.8%	0.5%
17.	The Village at Overton Park-Lubbock, TX	526	607	86.7%	66.2%	612	93.3%	0.0%	0.4%
18.	U Pointe Kennesaw-Kennesaw, GA	719	786	91.5%	28.4%	795	89.1%	0.5%	0.2%
19.	Blanton Common-Valdosta, GA	344	847	40.6%	44.1%	860	93.7%	0.2%	0.0%
20.	Raiders Pass-Lubbock, TX	494	815	60.6%	41.7%	828	94.6%	-0.2%	0.0%
21.	University Trails-Lubbock, TX	558	678	82.3%	60.3%	684	93.3%	-0.5%	0.0%
22.	The Outpost-San Antonio, TX	294	822	35.8%	20.6%	828	91.8%	-0.4%	-0.4%
23.	University Village-Fresno, CA	208	398	52.3%	47.5%	406	94.8%	-0.4%	-0.4%
24.	Lakeside Apartments-Athens, GA	327	771	42.4%	44.9%	776	91.5%	2.1%	-1.0%
25.	Lobo Village-Albuquerque, NM (ACE)	333	843	39.5%	42.4%	864	89.7%	-1.5%	-1.5%
26.	South View-Harrisonburg, VA	763	952	80.1%	77.6%	960	93.0%	-0.2%	-1.5%
27.	Campustown Rentals-Champaign, IL	590	762	77.4%	42.7%	766	74.0%	-1.7%	-1.7%
28.	Villas at Babcock-San Antonio, TX	317	786	40.3%	42.4%	792	91.7%	-2.2%	-2.5%
29.	The Lodges of East Lansing-East Lansing, MI	1,040	1,039	100.1%	60.6%	1,049	92.8%	-3.8%	-3.1%
30.	Entrada Real-Tucson, AZ	314	359	87.5%	60.2%	363	84.3%	-4.9%	-4.2%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy Less than 95%	**12,900**	**20,282**	**63.6%**	**51.3%**	**20,512**	**89.9%**	**0.0%**	**0.9%**
	Total - Q4 2014 Same Store Properties	**64,953**	**87,663**	**74.1%**	**68.2%[6]**	**88,765**	**96.8%**	**2.0%**	**2.1%**

1. As of April 18, 2014 for current year and April 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.
6. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds.

AMERICAN CAMPUS COMMUNITIES | 12

2014/2015 LEASING STATUS

New wholly-owned properties

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
1.	Cardinal Towne-Louisville, KY	495	545	90.8%	n/a	545	n/a	n/a	n/a
2.	Park Point-Rochester, NY	716	924	77.5%	n/a	924	n/a	n/a	n/a
3.	U Centre at Fry Street-Denton, TX	315	608	51.8%	n/a	614	n/a	n/a	n/a
	Subtotal - 2013 Acquisitions	**1,526**	**2,077**	**73.5%**	**n/a**	**2,083**	**n/a**	**n/a**	**n/a**
1.	Plaza on University-Orlando, FL	1,308	1,301	100.5%	n/a	1,313	n/a	n/a	n/a
2.	U Club on Frey Phase II-Kennesaw, GA	403	403	100.0%	n/a	408	n/a	n/a	n/a
3.	University Walk-Knoxville, TN☐	520	524	99.2%	n/a	526	n/a	n/a	n/a
4.	U Centre at Northgate-College Station, TX (ACE)	769	776	99.1%	n/a	784	n/a	n/a	n/a
5.	The Suites Phase II-Flagstaff, AZ (ACE)	248	328	75.6%	n/a	328	n/a	n/a	n/a
6.	Stanworth Commons Phase I-Princeton, NJ (ACE)[6]	6	213	2.8%	n/a	214	n/a	n/a	n/a
	Subtotal - 2014 Development Deliveries	**3,254**	**3,545**	**91.8%**	**n/a**	**3,573**	**n/a**	**n/a**	**n/a**
	Total - New Wholly-owned Properties	**4,780**	**5,622**	**85.0%**	**n/a**	**5,656**	**n/a**	**n/a**	**n/a**
	Total - Wholly-owned Properties	**69,733**	**93,285**	**74.8%**	**68.2%[7]**	**94,421**	**96.8%[7]**	**2.0%**	**2.1%**

1. As of April 18, 2014 for current year and April 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is currently under development and is subject to a pre-sale agreement. The company anticipates closing on the purchase of this property during the third quarter 2014 once the third party developer meets certain construction completion deadlines and other closing conditions.
6. Property consists of faculty and staff housing and is leased under the University on-campus assignment process.
7. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2013 occupancy.

AMERICAN CAMPUS COMMUNITIES | 13

OWNED DEVELOPMENT UPDATE
$ in thousands

AMERICAN CAMPUS COMMUNITIES

OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION

							As of March 31, 2014				
Project	Project Type	Location	Primary University Served	Units	Beds	Estimated Project Cost	CIP[1]	Land and Other[2]	Total Costs Incurred	% Complete[3]	Scheduled Completion
The Plaza on University	Off-campus	Orlando, FL	University of Central Florida	364	1,313	$ 112,300	$ 58,250	$ 26,552	$ 84,802	73%	August 2014
Stanworth Commons Phase I	ACE	Princeton, NJ	Princeton University	127	214	35,800	23,299	1,022	24,321	76%	July 2014
U Club on Frey Phase II	Off-campus	Kennesaw, GA	Kennesaw State University	102	408	25,300	13,701	5,647	19,348	80%	August 2014
U Centre at Northgate	ACE	College Station, TX	Texas A&M University	196	784	37,500	21,733	1,120	22,853	66%	August 2014
The Suites Phase II	ACE	Flagstaff, AZ	Northern Arizona University	164	328	19,300	7,222	223	7,445	44%	August 2014
			SUBTOTAL - 2014 DELIVERIES	**953**	**3,047**	**$ 230,200**	**$ 124,205**	**$ 34,564**	**$ 158,769**		
Lancaster Project	ACE	Philadelphia, PA	Drexel University	351	1,316	$ 170,700	$ 29,249	$ 322	$ 29,571	18%	September 2015
2125 Franklin	Off-campus	Eugene, OR	University of Oregon	192	734	64,600	8,192	8,573	16,765	9%	September 2015
160 Ross[4]	Off-campus	Auburn, AL	Auburn University	182	642	41,300	3,878	3,096	6,974	4%	August 2015
			SUBTOTAL - 2015 DELIVERIES	**725**	**2,692**	**$ 276,600**	**$ 41,319**	**$ 11,991**	**$ 53,310**		

MEZZANINE DEVELOPMENT PROJECTS UNDER CONSTRUCTION

							As of March 31, 2014				
Project	Transaction Structure	Location	Primary University Served	Units	Beds	Estimated Project Cost	CIP[1]	Land and Other[2]	Total Costs Incurred	% Complete[3]	Scheduled Completion
University Walk[5]	Pre-Sale	Knoxville, TN	University of Tennessee	177	526	$ 32,300	$ 12,670	$ 4,067	$ 16,737	48%	August 2014

OWNED DEVELOPMENT PIPELINE[6,7]

Project	Project Type	Location	Primary University Served	Anticipated Commencement	Approx. Targeted Beds	Estimated Project Cost[8]	Targeted Completion
U Club on Woodward Phase II[9]	Off-campus	Tallahassee, FL	Florida State University	Q2/Q3 2014	496	$ 36,400	August 2015
Stanworth Commons Phase II	ACE	Princeton, NJ	Princeton University	Q3 2014	379	42,500	July 2015
Boulder, CO Development[10]	Off-campus	Boulder, CO	University of Colorado	Q4 2014/Q1 2015	400	TBD	August 2016
USC Health Sciences Campus	ACE	Los Angeles, CA	University of Southern California	TBD	460	49,000	TBD
Carbondale Development	Off-campus	Carbondale, IL	Southern Illinois University	TBD	650	32,100	TBD
					2,385	**$ 160,000**	

1. The total construction in progress ("CIP") balance above excludes $11.5 million related to ongoing renovation projects at operating properties.
2. Consists of amounts incurred to purchase the land for off-campus development projects, as well as other development-related expenditures not included in CIP such as deposits, furniture, etc.
3. Based on costs incurred under the general construction contract as of March 31, 2014.
4. The company purchased this site in February 2014 and construction commenced in March 2014.
5. In July 2013, the company provided $8.75 million of mezzanine financing to a private developer and is obligated to purchase the property as long as certain construction completion deadlines and other closing conditions are met. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains development risk during the construction period. In accordance with accounting guidance, the company is including this property in its consolidated financial statements.
6. Does not include undeveloped land parcels in 4 university markets totaling $37.8 million.
7. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
8. Estimated project costs include land and other predevelopment costs of $16.3 million incurred as of March 31, 2014 for owned development pipeline projects.
9. Formerly referred to as The Plaza Apartments, this property was purchased in August 2013. The company is currently vacating tenants in preparation for redevelopment activities.
10. In January 2014, the company purchased this site containing an existing hotel. The seller is operating the hotel until the fourth quarter 2014 or first quarter 2015, at which point the hotel will be demolished and construction on a new student housing facility will commence.

AMERICAN CAMPUS COMMUNITIES | 14

THIRD-PARTY DEVELOPMENT UPDATE
$ in thousands

	Three Months Ended March 31,		
	2014	2013	$ Change
Development services revenue	$ 187	$ 479	$ (292)
% of total revenue	0.1%	0.3%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned as of March 31, 2014	Fees Earned in Current Year	Remaining Fees as of March 31, 2014	Scheduled Completion
West Virginia University Project[1]	Morgantown, WV	West Virginia University	224	567	$ 2,374	$ 1,572	$ 268	$ 802	August 2014
Lakeside Graduate Community	Princeton, NJ	Princeton University	329	715	3,200	2,199	151	1,001	August 2014
			553	**1,282**	**$ 5,574**	**$ 3,771**	**$ 419**	**$ 1,803**	

ON-CAMPUS AWARD PIPELINE[2]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Estimated Fees
University of Toledo	Toledo, OH	Third-party	Q2 2014	$ 2,000
Texas A&M University - Corpus Christi	Corpus Christi, TX	Third-party	Q2 2014	TBD
Northern Arizona University[3]	Flagstaff, AZ	Third-party	Q3/Q4 2014	TBD
Butler University	Indianapolis, IN	TBD	TBD	TBD

1. In July 2013, the company entered into long-term ground and facility leases with the University to finance, construct, and manage this on-campus participating property. Under the terms of the leases, title to the constructed facility will be held by the University/lessor and the University will receive 50% of defined net cash flows on an annual basis through the term of the leases. Similar to our other on-campus participating properties, for purposes of calculating FFOM, we are recognizing the fees as received.
2. These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
3. This project consists of an academic and student support services building to be located on the University campus. The company received the executed interim services agreement in April 2014.

AMERICAN CAMPUS COMMUNITIES | 15

Management services update  $ in thousands 16 Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels. MANAGEMENT SERVICES UPDATE $ in thousands 16 1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels. 2014 2013 $ Change Management services revenue 1,985 $ 1,709 $ 276 $ % of total revenue 1.1% 1.0% Three Months Ended March 31, NEW/PENDING MANAGEMENT CONTRACTS Property Location Approximate Beds Stabilized Annual Fees1 New Orleans, LA Southern University at New Orleans 698 150 $ University Village Phase V Richardson, TX The University of Texas at Dallas 600 110 1,298 260 $ DISCONTINUED MANAGEMENT CONTRACTS Property Location Beds 2014 Fee Contribution Prior to Termination Discontinued As Of Jaguar Suites Victoria, TX University of Houston-Victoria 220 2 $ January 2014 Jaguar Court Victoria, TX University of Houston-Victoria 174 1 January 2014 Jaguar Hall Victoria, TX University of Houston-Victoria 264 3 January 2014 Ridgebrook Court Dekalb, IL Northern Illinois University 360 31 May 2014 1,018 37

CAPITAL STRUCTURE AS OF MARCH 31, 2014 $ in millions, except share and per share data Note – refer to the Definitions outlined on pages 18 and 19 for detailed definitions of terms appearing on this page. 1. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $69.3 million and the unamortized original issue discount on unsecured notes of $1.3 million. 2. Based on share price of $37.35 and fully diluted share count of 106,944,474 as of March 31, 2014. Assumes conversion of 1,342,847 common and preferred Operating Partnership units and 693,927 unvested restricted stock awards. 3. Excludes accumulated depreciation of $628.5 million and receivables and intangible assets, net of accumulated amortization, of $23.5 million. 4. Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and Adjusted Interest Expense of $349.7 million and $99.5 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $9.3 million and negative $0.8 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $9.6 million of interest capitalized for GAAP purposes and excludes $13.5 million of amortization of net debt premiums related to mortgage loans assumed in connection with acquisitions. 5. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.1%. 17 Total Debt 3.2% 5.2% 5.9% 3.2% 2.7% 1.7% 5.6% 5.3% 4.1% 4.1% Fixed Rate Mortgage Loans 5.1% 5.2% 5.9% 5.8% 4.2% - 5.6% 5.4% 4.1% 4.9% Weighted Average Interest Rate Of Debt Maturing Each Year

DEFINITIONS 18 ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to finance, construct, and operate on-campus student housing communities. Properties under this structure are considered to be wholly-owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non-cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations (“FFO”) Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified (“FFOM”) FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties and other non-cash items, as we determine in good faith. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; (iii) the change in accrued interest during the period presented; and (iv) interest expense associated with properties classified within discontinued operations, as adjusted for the items previously mentioned. Net Debt* Total Debt less Cash. * These definitions are provided for purposes of calculating the company’s bond covenants and other key ratios.

DEFINITIONS, CONTINUED 19 Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income “NOI” Property revenues less direct property operating expenses, excluding depreciation, but including allocated corporate general and administrative expenses. On-campus Participating Properties A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design beds less beds used by on-site staff. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables and intangibles, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including capital leases and excluding mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s bond covenants and other key ratios.

INVESTOR INFORMATION

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer
William Talbot	Chief Investment Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Nick Joseph	Citigroup Equity Research	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Vincent Chao	Deutsche Bank Securities, Inc.	(212) 250-6799	vincent.chao@db.com
Andrew Rosivach / Jeff Pehl	Goldman Sachs	(212) 902-2796 / (212) 357-4474	andrew.rosivach@gs.com / jeffrey.pehl@gs.com
Dave Bragg / Ryan Burke	Green Street Advisors	(949) 640-8780 / (949) 640-8780	dbragg@greenst.com / rburke@greenst.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Derek Bower	ISI Group Inc.	(212) 446-9462 / (212) 888-3842	ssakwa@isigrp.com / dbower@isigrp.com
Anthony Paolone / Emil Shalmiyev	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6615	anthony.paolone@jpmorgan.com / emil.shalmiyev@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Ryan Meliker / Jonathan Petersen	MLV & Co	(212) 542-5872 / (646) 556-9185	rmeliker@mlvco.com / jpetersen@mlvco.com
Paula Poskon / Stephen Dye	Robert W. Baird & Co., Inc.	(571) 203-1677 / (571) 203-1678	pposkon@rwbaird.com / sdye@rwbaird.com
Alexander Goldfarb / Andrew Schaffer	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8062	agoldfarb@sandleroneill.com / aschaffer@sandleroneill.com
Ross Nussbaum / Nick Yulico	UBS Investment Research	(212) 713-2484 / (212) 713-3402	ross.nussbaum@ubs.com / nick.yulico@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Ryan Dennison
VP, Investor Relations
(512) 732-1000



AMERICAN CAMPUS COMMUNITIES | 20

Forward-looking statement Body: In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.